1847

GOEDEKER'S

ASIEN'S APPLIANCE

Neese Inc.

Sales - Service - Rentals

A Uniquely Diversified Public Approach to Private Company Ownership

OTCQB: EFSH

August 2020

Legal Disclaimer

This presentation contains certain forward-looking statements within the meaning of the federal securities laws. These statements may be made a part of this presentation or by reference to other documents we file with the SEC.

Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words "anticipate," "may," "estimate," "should," "seek," "expect," "plan," "believe," "intend," and similar words, or the negatives of those words, are intended to identify forward-looking statements. Certain statements regarding the following particularly are forward-looking in nature: Future financial performance, market forecasts or projections, projected capital expenditures; Our business strategy.

All forward-looking statements are based on our management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to the risks set forth in "Risk Factors" included in our SEC filings.

The specific discussions contained in this presentation about our company include financial projections and future estimates and expectations about our company's business. The projections, estimates and expectations are presented in this presentation only as a guide about future possibilities and do not represent actual amounts or assured events. All the projections and estimates are based exclusively on our company management's own assessment of its business, the industry in which it works and the economy at large and other operational factors, including capital resources and liquidity, financial condition, fulfillment of contracts and opportunities. The actual results may differ significantly from the projections. Potential shareholders should not make an investment decision based solely on our company's projections, estimates or expectations.

It's not always easy to do what's unpopular, but that's where you generate above average returns. Buy businesses that look mundane to narrow-minded investors and hang on until their real value is recognized.

- 1847 "channeling" John Neff

Corporate Overview

- Owner and manager of a diverse group of lower middle-market businesses that have traditionally been owned by private investors, headquartered in the US, operating across an array of industries
  - Current and future subsidiaries are niche market leaders that generate high free cash flow, operate in attractive industries, have defensible market positions, demonstrate a strong "reason to exist" and have been acquired at high EBITDA yields (20% to 33%) relative to Purchase Price/Enterprise Value
- Focused on building long-term value with plans to distribute income annually and divest opportunistically when capital reallocation is appropriate
  - Public structure facilitates the combination of an entrepreneurial culture and speed of a private equity firm with a long-term view and approach of a strategic acquirer
  - Committed to delivering a 10% or higher annual dividend on our book value of equity while retaining enough earnings to fuel internal and external growth
- Structured as a publicly traded partnership
  - Not a BDC or REIT, but can distribute income as tax effectively as both

Key Stats

(as of August 28, 2020)

Recent Price	$2.71
Market Cap	$8.7M
Shares Outstanding	3.2M
Float	0.2M
Avg. Volume (30-day)	1,995
Fiscal Year	Dec. 31

Investment Highlights

- **Growth and Income** – fueled by the diversified cash flows from 1847's current and future controlled operating subsidiaries
- **Access to a Unique Asset Class** – provided through the 1847 strategy of acquiring leading lower middle-market niche businesses (Positive EBITDA < or = $2.0MM)
- **No Arbitrary Mark-Up of Assets** – asset values will rise and fall only on retained earnings and impairments (mark downs), as appropriate
- **Transparent Reporting** – operating as an SEC-registered public company; intend to uplist to NASDAQ in 2020
- **Solid Foundation** – 3 completed acquisitions generating a combined ~$60MM+ revenue (ttm)
- **A Distinctly Positive Arbitrage Opportunity** – acquisition yield (20%-33%) > dividend yield (10%)

Peer Comp Performance

Compass Diversified Holdings (NYSE: CODI), with current market cap in excess of $955 million, has proven the positive return possibilities available for a “true” public-private holding company platform while seeking acquisitions in the highly competitive middle market category.



Total Return from May 2006 (CODI IPO) through May 2020
350%
300%
250%
200%
150%
100%
50%
0%
13.0%
124.3%
185.1%
295.9%
XLF
Russell 2000
S&P 500
CODI

Acquisition Strategy & Philosophy

- **Mission** – preferred partner for today's "nano-cap" companies in the U.S.

- **Objective** – acquire stable businesses at accretive pricing to our existing book value with limited risk of cash flow volatility and technological disintermediation

- **Acquisition Size and Structure** – control buyouts or recapitalizations of companies with enterprise values between $5 and $10 million financed primarily with seller financing and asset-based leverage initially, limiting up-front equity invested to ensure an alignment of interest with the sellers

- **Core Acquisition/Management Philosophies** – (a) partner with management; (b) created value through operations vs. financial engineering; (c) willingness to own assets for the long term

Acquisition Criteria

- ✓ Targeting lower middle-market (LMM) companies with revenues of $7.5M+ and historically consistent cash-flow positive operations
- ✓ Positive EBITDA less than $2M in trailing 12-month period
- ✓ Clearly identifiable "blueprint" for growth with potential breakout growth driven by internal or external factors
- ✓ Industries wherein principals of 1847 have acquisition and/or management experience
- ✓ Entrepreneurial owners seeking help building management team and infrastructure
- ✓ Headquartered in North America

What is the state of the LMM?

- LMM companies represent 90%+ of US private companies
- Over 90% of private equity capital deployed in middle market and larger deals

Attractive Features

- Favorable supply-demand equation
- Value creation is easier given a 'smaller base'
- Multiple expansion more likely as business grows
- 'Moral hazard' risk more easily mitigated as sellers in the LMM more open to highly structured deals

Challenges

- Management strength and depth
- Small value enterprise risk
- Capital market limitations

Current Subsidiaries

Neese Inc.

Sales - Service - Rentals

Headquartered in Grand Junction, Iowa, Neese Inc. has provided a wide array of products and services for the agricultural industry for over 28 years. Neese's largest and fastest growing revenue source is providing waste disposal and land application services primarily for the agricultural industry, as well as, industrial and municipal customers.





Asien's Appliance

Asien's Appliance, Inc. has been proudly serving Sonoma County and beyond for more than 70 years. The company provides a wide variety of appliance services, including sales, delivery/installation, in-home service and repair, extended warranties, and financing.


Since 1948
SUB-ZERO
COVE
1801 Piner Rd. Santa Rosa
OUTFRONT



GOEDEKER'S

(NYSE American: GOED)

Acquired in 2019, spun out as IPO on NYSE American in 2020. EFSH holds 54.3% of the outstanding shares of GOED post-IPO.

Headquartered in St. Louis, Missouri, Goedeker's has evolved from a local brick-and-mortar operation to one of the top 30 appliance retailers in the country. While Goedeker's still maintains its St. Louis showroom, 90%+ of sales are now generated through its e-commerce platform. The Company competes on selection, unbeatable low pricing and exceptional customer service.





Deal Flow Generation

OUTBOUND CALLING

- Sophisticated database construction
- ~1,000 intermediaries from 700 firms
- Systemic review and annual list update
- 4 professionals making 5-6 calls per week
- Cycle through list 2x per year

DIGITAL OUTREACH

- ~3,000 person mailing list
- Systematic review and update of list annually
- Develop specific marketing brochures

ONSITE MEETINGS

- Scheduled annual marketing visits
- 11 regions visited semiannually
- 2 professionals make regular trips

CONFERENCES

- Sponsor key events
- Attend a minimum of 8 conferences annually

Targeted Deal Universe: 550
Time Spent Marketing: 10%-25%

Acquisition Process



Pre-LOI
Screen & Log
Preliminary Diligence
Preliminary Proposal
Management Meeting
Letter of Intent
Diligence
Internal Dialogue
Financing
Documentation
Investment Committee Approval
Fund and Close
Post-LOI

Portfolio Company Management

- Weekly dialogue with management
- Extensive strategic planning sessions
- Quarterly board meetings
- Active involvement of operating partners
- Development of operating metrics, sales and financial reporting packages
- Establish authority matrices and other governance best practices
- Internal annual portfolio review process
- Monitor portfolio diversification

Financial Highlights

Diversified revenues and customer base

2019 Segment Revenue
(audited)



9%
20%
71%
Asien's Appliances
Goedeker's
Neese

Total Revenues
(in millions)



$50
$40
$30
$20
$10
$0
2017
2018
2019

Quarterly Revenue
(in millions)



$20
$15
$10
$5
$0
3Q19
4Q19
1Q20

Future acquisitions expected to further revenue diversification

Value Creation

Drive Deal Flow

Proactively drive deal flow with a willingness to investigate anything and everything without preconceived bias

Buy Right

Acquire stable, mature businesses at attractive prices

Build to Own in Perpetuity

Institute return driven metrics/accountability and introduce resources (personnel, processes or technology) to portfolio companies to drive growth *while rewarding shareholders with annual dividends well covered by cash available for distribution*

Be Ready to Sell

At an opportune time, successfully sell subsidiaries at a profit

Senior Leadership Team

Ellery W. Roberts, Founder & CEO

18 years of private equity investing experience; directly involved in $3+ billion of transactions. Formed RW Capital Partners LLC, an investment manager, approved by the Investment Committee of the U.S. Small Business Administration in 2010 to raise and manage a Small Business Investment Company. Previously was a Managing Director of Parallel Investment Partners LP (formerly SKM Growth Investors LP), a Dallas-based private equity fund focused on recapitalizations, buyouts and growth capital investments in lower middle-market companies throughout the US; responsible for ~$400 million in invested capital across two funds. Prior to Parallel, was a principal at Lazard Freres & Co. working in their Real Estate Principal Investment Area, where he was a senior team member involved in the investment of over $2.4 billion of capital. Prior to joining Lazard in 1997, Mr. Roberts worked at Colony Capital, Inc., where he analyzed and executed transactions for Colony Investors II, L.P., a $625 million private equity fund, and prior to that, worked in the Corporate Finance Division of Smith Barney where he participated in a wide variety of investment banking activities.

Robert D. Barry, Director

Director since January 2014. From April 2013 to August 2016, was CEO/CFO of Pawn Plus, a chain of six retail pawn stores in Pennsylvania and Ohio. Previously, served as Executive VP and CFO of Regional Management Corp. (NYSE: RM), a consumer loan company. Prior to joining RM, was the Managing Member of AccessOne Mortgage Company in Raleigh, North Carolina. During this time, also served as part-time CFO for Patriot State Bank and Nuestro Banco. Prior to his time at AccessOne, was Executive VP and CFO for Regional Acceptance Corporation (NASDAQ: REGA), a consumer finance company and prior to that he was a financial institutions partner in the Raleigh, North Carolina office of KPMG. Mr. Barry is a Certified Public Accountant licensed in North Carolina and Georgia.

Edward J. Tobin, Managing Director

Previously a Director of Global Emerging Markets North America (GEM), where for 15 years managed Special Situations and Venture investing for GEM's Partners Capital Fund; was also a principal and on the investment committee of the MENA Fund, a Shari'ah compliant private equity fund which was a joint venture between GEM and VC Bank, itself a Shari'ah compliant bank based in Bahrain. In addition, while at GEM, oversaw structured finance transactions in industries such as clean tech, consumer/retail, alternative finance, media, telecommunications, manufacturing, retailing, real estate and life sciences. Prior to joining GEM, was Managing Director of Lincklaen Partners, a private family investment office. Previously, a portfolio manager with Neuberger and Berman, managing both pension funds and private client capital in the public equity markets. Prior to N&B, was a VP of Nordberg Capital. Currently serves on the Boards of 1847 Holdings, Peekay Boutiques, PPI Management, and GEM Holdings, in addition to his various philanthropic activities.

Paul A. Froning, Director

Director since July 2020. Froning has served on the board of directors of 1847 Holdings since April 2013. In 2009, Mr. Froning co-founded Focus Healthcare Partners LLC, a Chicago-based private equity investment, advisory and asset management firm targeting the senior housing and healthcare sectors. Prior to that, from February 2008 to October 2009, Mr. Froning was a Managing Director in the private equity department of Fortress Investment Group LLC (NYSE: FIG), a publicly-traded New York-based private investment firm. Prior to that, Mr. Froning was the Chief Investment Officer and Executive Vice President of Brookdale Senior Living Inc. (NYSE: BKD), a publicly-traded affiliate of Fortress Investment Group LLC, from 2005 to 2008. Previously, Mr. Froning held senior investment positions at the private equity investment arms of Lazard Group LLC (NYSE: LAZ) and Security Capital Group, prior to its acquisition by GE Capital Corp., in addition to investment banking experience at Salomon Brothers, prior to its acquisition by Travelers Group, and the securities subsidiary of Principal Financial Group (NYSE: PSG).

Corporate Structure



Public Unit Holders
Common Interests
Lender
Credit Facility
1847 Holdings LLC
Management Services Agreement And Profit Allocation
1847 Partners LLC
Controlling Equity Interests
Loans
Offsetting Management Services Agreements And Transaction Services Agreements
1847 Asien's Inc.
1847 Goedeker Inc.
1847 Neese Inc.
1847 Management Services Inc.

1847

GOEDEKER'S

ASIEN'S APPLIANCE

Neese Inc.
Sales - Service - Rentals

OTCQB: EFSH

Corporate Headquarters

1847 Holdings LLC
590 Madison Avenue, 21st Floor
New York, NY 10022

Phone: 212.417.9800
Fax: 917.793.5950
Web: 1847holdings.com

Investor Relations Contact

Craig Brelsford
RedChip Companies

Phone: 407.571.0902
Email: craig@redchip.com